UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
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SCHEDULE 14A

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Kindred Biosciences, Inc.

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This communication relates to the proposed acquisition of Kindred Biosciences, Inc. (“KindredBio”) by Elanco Animal Health Incorporated (“Elanco” and such proposed acquisition, the “Merger”). On June 16, 2021, Elanco held a conference call to discuss the Merger. A transcript of such call is set forth below and filed herewith pursuant to Rule 14a-12 under the Securities Exchange Act of 1934, as amended.

Important Information for Investors and Stockholders

This communication does not constitute a solicitation of any vote or approval in connection with the Merger. KindredBio intends to file with the SEC and mail to its stockholders a definitive proxy statement in connection with the proposed Merger. BEFORE MAKING ANY VOTING DECISION, KINDREDBIO’S STOCKHOLDERS ARE URGED TO READ CAREFULLY AND IN THEIR ENTIRETY THE PROXY STATEMENT (INCLUDING ALL AMENDMENTS AND SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS THAT ARE FILED WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT KINDREDBIO AND THE PROPOSED MERGER. The proposals for the Merger will be made solely through the proxy statement. Investors and stockholders may obtain copies of the proxy statement and other documents filed with the SEC by KindredBio (when they became available) free of charge from the SEC’s website at www.sec.gov or by accessing KindredBio’s website at www.kindredbio.com. In addition, a copy of the proxy statement (when it becomes available) may be obtained free of charge from Investor Relations at Kindred Biosciences, Inc., 1555 Bayshore Highway, Suite 200, Burlingame, CA 94010.  Copies of the documents filed with the SEC by Elanco (when they become available) may be obtained free of charge from the SEC’s website at www.sec.gov or by accessing Elanco’s website at www.elanco.com.

Participants in the Merger Solicitation

Elanco, KindredBio, and certain of their directors, executive officers and employees may be considered participants in the solicitation of proxies from KindredBio’s stockholders with respect to the proposed transactions. Information regarding the persons who may, under the SEC rules, be deemed participants in the solicitation of KindredBio’s stockholders in connection with the proposed Merger and a description of their direct and indirect interests therein, by security holdings or otherwise, will be set forth in the definitive proxy statement that KindredBio intends to file with the SEC when it becomes available. Information about Elanco’s directors and executive officers is set forth in Elanco’s definitive proxy statement for its 2021 Annual Meeting of Shareholders, which was filed with the SEC on March 25, 2021. Information about KindredBio’s directors and executive officers is set forth in KindredBio’s definitive proxy statement for its 2021 Annual Meeting of Stockholders, which was filed with the SEC on April 29, 2021. These documents may be obtained as indicated above.

Cautionary Statement Regarding Forward-Looking Statements

This communication contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Statements included in this communication that are not a description of historical facts are forward-looking statements. Words or phrases such as “believe,” “may,” “could,” “will,” “estimate,” “continue,” “anticipate,” “intend,” “seek,” “plan,” “expect,” “should,” “would” or similar expressions are intended to identify forward-looking statements, and are based on our current beliefs and expectations. These forward-looking statements include, without limitation, statements regarding the proposed acquisition of KindredBio; product launches and revenue from such products; independent company stand-up costs and timing; reduction of debt and leverage; our operations, performance and financial condition, and in particular, statements relating to our business, growth strategies, distribution strategies, product development efforts and future expenses; benefits and synergies of the KindredBio acquisition and the expected timetable for completing the transaction; future opportunities for the combined businesses and any other statements regarding events or developments that we believe or anticipate will or may occur in the future. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof. Forward-looking statements are based on our current expectations and assumptions regarding our business, the economy and other future conditions. Because forward-looking statements relate to the future, by their nature, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict.

As a result, our actual results may differ materially from those contemplated by the forward-looking statements. Important factors that could cause actual results to differ materially from those in the forward-looking statements include uncertainties as to the timing of the pending acquisition of KindredBio; the possibility that competing acquisition proposals will be made; the inability to complete the transaction due to the failure to obtain KindredBio’s stockholder adoption of the merger agreement or the failure to satisfy other conditions to completion of the merger, including required regulatory approvals; the failure of the transaction to close for any other reason; the effects of disruption caused by the transaction making it more difficult to maintain relationships with employees, collaborators, customers, vendors and other business partners; the risk that stockholder litigation in connection with the transaction may result in significant costs of defense, indemnification and liability; diversion of management’s attention from ongoing business concerns and other risks and uncertainties that may affect future results of the combined company.

Other important factors that could cause actual results to differ materially from those in the forward-looking statements include regional, national or global political, economic, business, competitive, market and regulatory conditions, including but not limited to the following: heightened competition, including from generics; the impact of disruptive innovations and advances in veterinary medical practices and animal health technologies; our ability to implement our business strategies or achieve targeted cost efficiencies and gross margin improvements; consolidation of our customers and distributors; the impact of the COVID-19 pandemic on our operations, supply chain, customer demand and liquidity; unanticipated safety, quality or efficacy concerns and the impact of identified concerns associated with our products; the impact of weather conditions and the availability of natural resources; use of alternative distribution channels and the impact of increased or decreased sales to our channel distributors resulting in fluctuation in our revenues; manufacturing problems and capacity imbalances; challenges to our intellectual property rights or our alleged violation of rights of others; risks related to our presence in foreign markets; breaches of our information technology systems; our ability to successfully integrate the businesses we acquire, including the animal health business of Bayer AG and KindredBio’s business; the effect of our substantial indebtedness on our business; the effect on our business resulting from our separation from Eli Lilly and Company; the uncertainties inherent in research relating to product safety and additional analyses of existing safety data; actions by regulatory bodies, including as a result of their interpretation of studies on product safety; unfavorable publicity resulting from media reports on our products; and public acceptance of our products. For additional information about the factors that could cause actual results to differ from forward-looking statements, please see the section entitled “Risk Factors” in Elanco’s and KindredBio’s Annual Reports on Form 10-K for the year ended December 31, 2020 and Quarterly Reports on Form 10-Q for the quarter ended March 31, 2021. All forward-looking statements are qualified in their entirety by this cautionary statement and neither Elanco nor KindredBio undertake any obligation to revise or update this communication to reflect events or circumstances after the date hereof, except as required by law.

Corrected Transcript 1-877-FACTSET www.callstreet.com Total Pages: 20 Copyright © 2001-2021 FactSet CallStreet, LLC 16-Jun-2021 Elanco Animal Health, Inc. (ELAN) Acquisition of Kindred Biosciences, Inc by Elanco Animal Health, Inc. Call

Elanco Animal Health, Inc. (ELAN) Acquisition of Kindred Biosciences, Inc by Elanco Animal Health, Inc. Call Corrected Transcript 16-Jun-2021 1-877-FACTSET www.callstreet.com 2 Copyright © 2001-2021 FactSet CallStreet, LLC CORPORATE PARTICIPANTS Tiffany Kanaga Head - Investor Relations, Elanco Animal Health, Inc. Jeffrey N. Simmons President, Chief Executive Officer & Director, Elanco Animal Health, Inc. Aaron L. Schacht EVP-Innovation, Regulatory & Business Development, Elanco Animal Health, Inc. Todd S. Young Executive Vice President & Chief Financial Officer, Elanco Animal Health, Inc. ... OTHER PARTICIPANTS Erin Wilson Wright Analyst, Credit Suisse Securities (USA) LLC Nathan Rich Analyst, Goldman Sachs & Co. LLC Jonathan D. Block Analyst, Stifel, Nicolaus & Co., Inc. Michael Ryskin Analyst, BofA Securities, Inc. Chris Schott Analyst, JPMorgan Securities LLC Umer Raffat Analyst, Evercore ISI Balaji Prasad Analyst, Barclays Capital, Inc. David Westenberg Analyst, Guggenheim Securities LLC John Kreger Analyst, William Blair & Co. LLC Navin Jacob Analyst, UBS Securities LLC Elliot Wilbur Analyst, Raymond James & Associates, Inc.

Elanco Animal Health, Inc. (ELAN) Acquisition of Kindred Biosciences, Inc by Elanco Animal Health, Inc. Call Corrected Transcript 16-Jun-2021 1-877-FACTSET www.callstreet.com 3 Copyright © 2001-2021 FactSet CallStreet, LLC MANAGEMENT DISCUSSION SECTION Operator: Good day and thank you for standing by. Welcome to the Elanco to Acquire KindredBio Conference Call. At this time, all participants are in a listen-only mode. After the speakers' presentation, there will be a question-and-answer session. [Operator Instructions] I would now like to hand the conference over to your speaker today, Tiffany Kanaga. Please go ahead. ... Tiffany Kanaga Head - Investor Relations, Elanco Animal Health, Inc. Good morning. Thank you for joining us as we announced Elanco Animal Health acquisition of KindredBio. I'm Tiffany Kanaga, Head of Investor Relations. Joining me on today's call are Jeff Simmons, our President and Chief Executive Officer; Todd Young, our Chief Financial Officer; Aaron Schacht, our Executive Vice President of Innovation, Regulatory and Business Development; and Katy Grissom from Investor Relations. During this conference call, we anticipate making projections and forward-looking statements based on our current expectations. These forward-looking statements include without limitation, statements regarding the proposed acquisition of KindredBio, the expected timetable for completing the transaction, future financial and operating results, benefits and synergies of the transaction, future opportunities for the combined businesses and any other statements regarding events or developments that we believe or anticipate will or may occur in the future. Actual results could differ materially due to a number of factors, including those listed on slide 3 and those outlined in our and KindredBio's latest forms 10-K and 10-Q filed with the Securities and Exchange Commission. The information we provide about the pending acquisition is for the benefit of the investment community. It is not intended to be promotional and is not sufficient for prescribing decisions. You can find our press release regarding the acquisition and the slides referenced on this call in the Investors section of elanco.com. The slides and press release also contain further information about the non-GAAP financial measures that we will discuss today during this call. After our prepared remarks, we will be happy to take your questions. I will now the turn call over to Jeff. ... Jeffrey N. Simmons President, Chief Executive Officer & Director, Elanco Animal Health, Inc. Good morning, everyone. Thank you for all joining us on short notice. I'm pleased to announce that Elanco is taking the next step in our journey to build a global, independent, fit-for-purpose animal health leader with a bolt- on acquisition of KindredBio. This strategic, highly complementary combination positions us for accelerated leadership into the next era of pet health growth. On Slide 5, let me summarize how this transaction advances our IPP strategy and generates sustainable value for shareholders. We are significantly expanding Elanco's presence in the fast growing dermatology market through a disruptive portfolio spanning across both companies. This market at over $1 billion would potential to become significantly larger, represents one of the most exciting spaces in pet health.

Elanco Animal Health, Inc. (ELAN) Acquisition of Kindred Biosciences, Inc by Elanco Animal Health, Inc. Call Corrected Transcript 16-Jun-2021 1-877-FACTSET www.callstreet.com 4 Copyright © 2001-2021 FactSet CallStreet, LLC With limited solutions available today, we see a strategic imperative to build a differentiated competitive offering. Canine atopic dermatitis or itching is the number one reason why owners take their dog to the veterinarian. KindredBio's innovative pipeline added to our own organic efforts meaningfully accelerate our ability to launch, gain share and grow through fully accretive revenue dollars. We anticipate launching up to four potential dermatology blockbusters through 2025 across the combined portfolio. Three of which are expected to come from KindredBio. The deal also brings additional shots on goal for other chronic disorders and unmet needs including canine parvovirus. We've already established a partnership with KindredBio to commercialize this treatment bringing to bear Elanco's size, scale, launch excellence and global reach. Finally, the deal will expand our omni-channel leadership, complementing our e-commerce and retail positions by increasing our vet clinic presence in a leading therapeutic category. Ultimately, the combination furthers our vision to keep the veterinarian at the center of pet care needs serving as a conduit for pet owners to the clinic. On slide 6, we are updating our December Investor Day outlook to reflect KindredBio's contribution to innovation over the next few years, while standalone Elanco forecasts are on track. We are raising our 2025 expectation for revenue from innovation by $100 million to a range of $600 million to $700 million. Importantly, this incremental $100 million is by no means a ceiling for KindredBio's contribution over time with significantly higher peak pipeline sales expected to occur well beyond this period given expected launch time. We believe each of KindredBio's three key dermatology products in development has blockbuster potential, underscoring the strategic importance and value of the transaction. Slide 7 highlights how today's actions will enhance our long-term growth algorithm through margin accretive innovation. You recall that at the December Investor Day, we explained our expectations probably Elanco can deliver 3% to 4% average annual revenue growth. We expect top-line growth to be led by 25 or more launches through 2025, reflecting our robust organic pipeline with 45 shots on goal in key market segments and in areas that round out and strengthen our portfolio. This includes a foundation of eight new products in 2021 this year, many entering markets that are material in size from parasiticides and pet therapy to raise without antibiotics in poultry and one with blockbuster potential in cattle. As we advance our presence in this sizable dermatology market, we expect to unlock upside potential to our algorithm over the coming years specifically by becoming a leading player and one of the fastest growing segments of animal health. We see the potential to add a full percentage point of consistent annual revenue growth starting in 2024. Additionally, we expect this combined derm pipeline to expand our margin potential over time beyond our gross margin and EBITDA margin targets. As we updated with last week's footprint optimization, we now expect to reach 60% gross margin in 2023. We also expect to achieve 31% adjusted EBITDA margin in 2024, up 1,000 basis points from 2018. Finally, given the bolt-on nature and limited size of the acquisition, we expect to reach our goal of under 3 times net leverage at the end of the first quarter of 2024, just three months later than previously targeted. While the incremental near-term interest and operating expenses are expected to drive slight adjusted EPS dilution in 2021 and 2022, we believe this transaction creates significant long-term shareholder value through a clear path toward meaningful greater cash conversion and free cash flow.

Elanco Animal Health, Inc. (ELAN) Acquisition of Kindred Biosciences, Inc by Elanco Animal Health, Inc. Call Corrected Transcript 16-Jun-2021 1-877-FACTSET www.callstreet.com 5 Copyright © 2001-2021 FactSet CallStreet, LLC On slide 8, KindredBio is one of the first pet biotech companies in the world. They and we at Elanco, believe our pets deserve the same great medicines that humans enjoy. KindredBio identifies drugs, biologics and targets that have been validated often in humans and develops animal versions to treat and cure pets. We've developed a great admiration for KindredBio over many years and that was advanced further through our parvovirus therapy collaboration. Today's announcement builds on our existing relationship and underscores our proven approach to be an innovation partner of choice, bringing innovation across the finish line is one of Elanco's core strengths. With Aaron and his team's late-stage development and regulatory expertise and successfully commercializing pipelines acquired from Novartis, Lohmann and Aratana. Today we have the unique opportunity with the pending acquisition of KindredBio to create what we believe will be a leading platform for therapeutic monoclonal antibody innovation and more. On slide 9, pet health is a durable resilient growth industry with strong fundamentals that create significant long- term opportunity. With Bayer Animal Health acquisition last August, we've already shifted our mix from approximately 30:70 pet health farm animal to approximately 50:50. In fact the first quarter of 2021, as you know, marked the first quarter in our history with the higher margin pet health business representing a majority of our revenue. We see structural industry tailwinds from increased pet adoption, a greater expectation for pet care, improved compliance and increased spending particularly online. Globally, there is a long-term opportunity for growth as about half of the world's 500 million pets are unmedicalized. We believe several factors will contribute to an increase in pet owners spending on therapeutics, more specifically and differentiate pet therapeutics as an attractive space worthy of our investment and focus. The veterinarian is at the center of therapeutics, which we have always believed is critical in animal health and foundational to our Elanco IPP strategy. Despite the growing market for pet therapeutics, there are relatively few treatment options approved especially compared to human therapeutic treatments. As a result, veterinarians often must resort to prescribing products approved for use in humans, but not approved formulated or even formally studied in pets. A highly complementary addition of KindredBio is focused on therapeutics is one of the most exciting spaces in pet health where we see compelling strategic rationale to build a differentiated competitive offering. Today's actions further accelerate our mix shift into pet health and advance our IPP strategy. We believe the combination positions Elanco to bring innovative solutions to veterinarians and pet owners in areas of unmet or underserved medical needs, augmenting growth and creating sustainable long-term value for our shareholders. Let's now have Aaron share some of the details about the compounds and the science. ... Aaron L. Schacht EVP-Innovation, Regulatory & Business Development, Elanco Animal Health, Inc. Thank you, Jeff. This very exciting transaction is the culmination of years of engagement between CEO, Richard Chin, the team at KindredBio with Elanco, and builds on the parvovirus treatment collaboration we signed last year. We've been impressed by the KindredBio team and have come to appreciate the opportunities they've developed through our vigorous, diligence process including a thorough evaluation in conjunction with our board's new Innovation, Science and Technology Committee. KindredBio's pipeline and biologics capabilities are additive and complementary to the capabilities we've built within Elanco and I'm excited by our combined potential. We

Elanco Animal Health, Inc. (ELAN) Acquisition of Kindred Biosciences, Inc by Elanco Animal Health, Inc. Call Corrected Transcript 16-Jun-2021 1-877-FACTSET www.callstreet.com 6 Copyright © 2001-2021 FactSet CallStreet, LLC see a great foundation for leadership in monoclonal antibody therapies for pets and I look very forward to welcoming the KindredBio team to Elanco. Slide 10 highlights KindredBio's five key canine product candidates advancing and development. In addition, KindredBio has a number of research projects and programs aimed at other interesting opportunities for novel products and pet health. Today, I'll focus on these key development candidates targeting atopic dermatitis, canine parvovirus and inflammatory bowel disease. On slide 11, let me introduce and describe the atopic dermatitis market representing skin allergies. Itching affects about 10% of dogs and is the number one reason pet owners visit a veterinarian. Beyond itch, dogs often experience more challenging symptoms like skin irritation, inflammation and pain. We expect approximately 18 million dogs to be treated in the US alone in 2025. With recent advances and competitor launches, the market has quickly expanded into $1 billion category with a potential to become a multibillion dollar category over time. There remains an unsatisfied demand for innovation with 70% of veterinarians and a higher percentage of dermatologists still expressing a need for alternative to current therapies. Similar to what we often see in human medicine, some patients may respond better to one product versus another. Sometimes they must rotate between products and sometimes the combination of products could be needed. So we anticipate there will be room for multiple blockbusters in this market. On slide 12, we depict our combined dermatology pipeline. In atopic dermatitis, we could have as many as four launches through 2025, each with blockbuster potential. KindredBio also has an early stage dermatology pipeline stretching beyond the programs discussed today. Starting with the Elanco portfolio, we are progressing an oral JAK inhibitor called ilunocitinib with a similar profile to the market incumbent. Pivotal studies are underway in both the US and the EU. And as I shared in Investor Day, we are targeting 2022 for initial technical section submissions likely in the latter part of that year. Turning to KindredBio's pipeline, the first product candidate is tirnovetmab. This is a novel engineered and caninized antibody that binds to and neutralize with the activity of IL-31, the molecule that causes itching. KindredBio has generated pilot effectiveness data that confirms this molecule works well. We believe there's a good probability of success for the approval and launch of tirnovetmab given the high confidence in the target, a proven path through development and regulatory for an IL-31 antibody and KindredBio's robust R&D experience in this space. KindredBio has initiated a pivotal efficacy study for tirnovetmab as a treatment for atopic dermatitis targeting regulatory submissions in 2022 with potential for approval by the USDA Center for Veterinary Biologics in 2023. Next is the long-acting IL-31 antibody known as KIND-039, which has demonstrated pharmacokinetic data indicating up to threefold longer half-life compared to tirnovetmab. This approach should allow for less frequent administration for affected dogs and reduced cost of goods compared to antibodies with shorter half-life. Additionally this new antibody is based on tirnovetmab sequence as the starting point for engineering the half-life extension and the IL-31 binding region has not been changed. Given the similarity in the molecules, the PK study data, the confidence in tirnovetmab and development progress so far, KindredBio has progressed KIND-039 rapidly towards pivotal studies. Having both tirnovetmab and KIND-039 provides great potential to address the need for both acute and chronic disease. There are some acute indications like flea bites or seasonal allergies that are better suited for one or two

Elanco Animal Health, Inc. (ELAN) Acquisition of Kindred Biosciences, Inc by Elanco Animal Health, Inc. Call Corrected Transcript 16-Jun-2021 1-877-FACTSET www.callstreet.com 7 Copyright © 2001-2021 FactSet CallStreet, LLC months of veterinarian visits and biologic therapy, while other pets could significantly benefit from a more long lasting option. Moving to the fourth product candidate, KindredBio has engineered an antibody that binds to the IL-4 receptor, blocking key factors that trigger immune and inflammatory processes with the potential to address a broader range of disease activity beyond the itching symptoms and turn this molecule can be a game changing option for veterinarians. Pilot study results look promising with preparations underway for pivotal studies. [ph] Looking out (16:41) the conversation on KindredBio's pipeline. Let me take a moment for parvovirus on slide 13. Parvovirus is a highly lethal disease which is over 90% fatal if left untreated. It is a highly contagious virus that persists in the environment for extended periods and spreads through contact transmission. There are parvovirus vaccines that work well, however, not all pets receive these vaccines. Unfortunately, there's no approved treatment today, expensive supportive therapy is typically the only recourse. Earlier this month, KindredBio reported strong results from a pivotal treatment efficacy study for KIND-030. The primary endpoint was survival and the results showed 100% survival in the treated group versus 43% survival in the placebo group. With this positive study KIND-030 has now demonstrated efficacy and both indications being pursued. Prophylactic therapy to prevent clinical signs of canine higher parvovirus infection and treatment of established parvovirus infection. We see potential for approval by the end of this year as efforts in development and manufacturing as well as regulatory continued to advance. Finally on slide 14, KindredBio has early project focused on a monoclonal antibody for a potential treatment of canine inflammatory bowel disease. This target TNF-alpha is well-known in human medicine and with KIND-509, KindredBio has begun to explore therapeutic potential. In December, they announced a positive field efficacy study in the treatment of canine IBD showing potential for this novel antibody. Existing treatments for IBD or other digestive tract disorders can have significant drawbacks including limited diets and significant antibiotic needs which can lead to owner frustration, lapses in compliance and poor quality of life for the affected animal. In summary, combining Elanco and KindredBio pipelines and capabilities is an important step which should allow us to lead in the innovation of novel biologic therapeutics to treat underserved disease challenges in pets. I'll turn the call over to Todd now to provide some financial commentary. ... Todd S. Young Executive Vice President & Chief Financial Officer, Elanco Animal Health, Inc. Thanks, Aaron. On slide 15, we summarized the transactions including the strategic rationale and the key financial highlights. Overall, we are very excited about this combination as it supports our focus on pet health growth with an additive portfolio that complements our own. We plan to finance this acquisition with pre-payable debt. After discussing all of our financing alternatives with the finance and Oversight Committee of our board of directors, the decision was made to add debt to our balance sheet given that the extension of our net leverage target of 3 times would be delayed by only three months from the end of 2023 to the end of the first quarter of 2024 to obtain these assets that we believe enhance our trajectory of value creation. We expect the transaction to close in the third quarter. Transaction and operating costs will be slightly dilutive to Elanco's reported and adjusted earnings per share in 2021 with the impact concentrated in the fourth quarter and also slightly dilutive to the full-year 2022.

Elanco Animal Health, Inc. (ELAN) Acquisition of Kindred Biosciences, Inc by Elanco Animal Health, Inc. Call Corrected Transcript 16-Jun-2021 1-877-FACTSET www.callstreet.com 8 Copyright © 2001-2021 FactSet CallStreet, LLC Finally, as stated in our press release issued this morning, we are reaffirming second quarter 2021 revenue guidance of $1,225 million to $1,255 million and full-year 2021 revenue guidance of $4,670 million to $4,710 million. In summary, we are confident KindredBio is a great strategic addition to Elanco helping us drive faster growth while being accretive to margins as well as generating increased cash and creating incremental long-term shareholder value. I'd like to now turn it back to Jeff for some closing remarks with slide 16 before we move to your questions. ... Jeffrey N. Simmons President, Chief Executive Officer & Director, Elanco Animal Health, Inc. Thanks, Todd. I think it's important to note as we close that being in animal health myself for more than 30 years, I've recognized with our teams at Elanco, a few key drivers that clearly create material value in this market. Today's transaction addresses each one of these. First, it will bring Elanco greater pet health exposure, also more blockbuster potential and differentiated assets in a big growing segment that is additive to our current business and Kindred transaction does each one of these. I have clear conviction that this acquisition represents the acceleration of our next era of pet health growth. KindredBio is an exciting opportunity to enhance our long-term growth algorithm by more quickly building a presence in this essential part of the industry of atopic dermatitis while also providing attractive shots on goal and other therapeutic fields. KindredBio contributes three potential blockbusters alongside our own in dermatology. No small feat considering the limited blockbusters overall in animal health. We expect the acquisition to generate meaningful margin and earnings accretion over time positioning Elanco for sustained success. With that I'll turn it over to Tiffany to moderate the Q&A. ... Tiffany Kanaga Head - Investor Relations, Elanco Animal Health, Inc. Thanks, Jeff. We'd like to take questions from as many callers as possible. So we ask that limit yourself to one question and one follow-up on. Sharon, please provide the instructions for the Q&A session and then we'll take the first caller.

Elanco Animal Health, Inc. (ELAN) Acquisition of Kindred Biosciences, Inc by Elanco Animal Health, Inc. Call Corrected Transcript 16-Jun-2021 1-877-FACTSET www.callstreet.com 9 Copyright © 2001-2021 FactSet CallStreet, LLC QUESTION AND ANSWER SECTION Operator: [Operator Instructions] Your first question comes from Erin Wright with Credit Suisse. Your line is open. You may ask your question. ... Erin Wilson Wright Analyst, Credit Suisse Securities (USA) LLC Q Great. Thanks so much. As we think about your pet health pipeline that you laid out at the Investor Day, does this deal change anything meaningfully in terms of which candidates you will pursue near-term and the stated peak sales opportunity you laid out there given that you also had potentially some of the atopic derm products in your current pipeline including your JAK inhibitor. I guess for instance, is that $100 million a net number, net of pipeline rationalization potentially elsewhere. And then my second question is you did reiterate guidance for revenue, but you didn't reiterate guidance for EBITDA or EPS. Has anything changed relative to your previous expectations other than the near-term dilution from this deal? Thanks. ... Todd S. Young Executive Vice President & Chief Financial Officer, Elanco Animal Health, Inc. A Erin, let me jump in on the last question, no change to those guidance numbers either. We just didn't [ph] state them at (23:24) all the different reconciliations that come with reported to non-GAAP adjustments, but no change. ... Aaron L. Schacht EVP-Innovation, Regulatory & Business Development, Elanco Animal Health, Inc. A Erin, this is Aaron Schacht. Thanks for the question. We don't see anything changing with the pipeline that we talked about in December. This is truly additive complementary and really just builds more confidence in delivering products in this category over time. So our JAK inhibitor remains on track and these assets really complement in a time period where we think it's important to have a broader offering in dermatology. ... Tiffany Kanaga Head - Investor Relations, Elanco Animal Health, Inc. A We'll take the next question. ... Operator: Question comes from Nathan Rich with Goldman Sachs. Your line is open. You may ask your question. ... Nathan Rich Analyst, Goldman Sachs & Co. LLC Q Great. Thanks very much. Jeff and Aaron, could you maybe go into a little bit more detail on how you're thinking about the growth of the dermatology market over the next five years? I think you noted potential for 18 million dogs to be treated by 2025, where does that stand today and what's the future opportunity for the market? And then as we look at the combined portfolio that you'll have in derm relative to the incumbent in the space, can you talk about how those assets that you have and you're building, will be differentiated and any expectations around market share that you'd expect to achieve as these drugs launch? Thank you very much. ...

Elanco Animal Health, Inc. (ELAN) Acquisition of Kindred Biosciences, Inc by Elanco Animal Health, Inc. Call Corrected Transcript 16-Jun-2021 1-877-FACTSET www.callstreet.com 10 Copyright © 2001-2021 FactSet CallStreet, LLC Jeffrey N. Simmons President, Chief Executive Officer & Director, Elanco Animal Health, Inc. A Yeah. Let me start, Nathan, and then I'll have Aaron add any things more specific. So we've spent a lot of time studying this market as you know as we have candidates in our pipeline bringing our JAK1 product into it. Few of these factors as you look at market size as we've seen parasiticides, pain but especially derm, it's been one of the biggest value drivers of our industry is, one, prevalence and more dog owners understanding, and again this is the number one reason they're coming in so prevalence, unmet needs, limited options, globalization, these are all factors that come into play and veterinarians being able to better serve pet owners and reach them directly in better ways which we saw was accelerated during COVID as well. So, all of that we see a very fast-growing market, bringing alternative options because there're so few as something that's going to continue to see this market grow. So there's been a lot of predictions that it's $1 billion market. We do see it growing and continue to grow into a multi-billion dollar market over time. ... Aaron L. Schacht EVP-Innovation, Regulatory & Business Development, Elanco Animal Health, Inc. A I think just building on that and maybe addressing your question around differentiation. First of all, we believe that multiple entrants in the category will be appreciated as good options for veterinarians to treat actually a wider range of maybe symptoms and how the disease manifests. I think as we look at this pipeline, we see the first two entrants the IL-31, tirnovetmab, and ilunocitinib really competing head to head with the market incumbents, and of course, at our development programs, we're going to be actively looking for means by which we can differentiate. With the next two compounds, the IL-31 long-acting and the IL-4, we have clear hypothesis around differentiated profiles, long-acting, less frequent dosing, more convenient dosing, more seasonal coverage, for example, for a long season of allergy and then with the IL-4, we expect to be able to address a broader range of disease activity beyond just the obvious symptoms. So we're excited about both the near-term compounds as well as the ones that we'll follow to give – really round out a very robust set of offerings here. ... Tiffany Kanaga Head - Investor Relations, Elanco Animal Health, Inc. A We'll take the next caller please. ... Operator: Your next question comes from Jon Block with Stifel. Your line is open. ... Jonathan D. Block Analyst, Stifel, Nicolaus & Co., Inc. Q Great. Thanks, guys. Good morning. First, the timing for tirnovetmab, I believe you called out 2023 potential approval. Would that be the case for the long-acting IL-31 antibody as well and is that half-life technology something that you'll be able to apply to other Elanco monoclonals further down the road. And then just on the follow-up, Todd, Kindred reporting OpEx around $50 million roughly on an annual basis. So for 2022, when you say slightly dilutive is $0.05 to $0.10 maybe closer to $0.10 the right range to be. Thanks guys. ... Aaron L. Schacht EVP-Innovation, Regulatory & Business Development, Elanco Animal Health, Inc. A

Elanco Animal Health, Inc. (ELAN) Acquisition of Kindred Biosciences, Inc by Elanco Animal Health, Inc. Call Corrected Transcript 16-Jun-2021 1-877-FACTSET www.callstreet.com 11 Copyright © 2001-2021 FactSet CallStreet, LLC Yeah. Thanks, Jon. I think what's been reported previously by Kindred is that the long-acting IL-31 would trial the shorter acting version by about a year. I think as we further investigate that development program is that just shaping up, we'll be able to be more clear about exactly what that difference is. Relative to the long-acting technology, the engineering work that Kindred has done to demonstrate long-acting action in that molecule, yes, we do believe that has application with other monoclonal antibody constructs and that's one of the attractions for this is being able to apply that to other approaches. We have internal concepts that might be similar to that. So we'll look forward to really using the best approach to creating the best profile for medicines like this in the future. ... Todd S. Young Executive Vice President & Chief Financial Officer, Elanco Animal Health, Inc. A Jon, with respect to the EPS dilution, we'll give more details as we get closer to 2022 when we give guidance on 2022. I would say we expect that we'll synergize some of the costs at Kindred. So it would be less than that $50 million run rate they have been on. We'll have some incremental interest expense. But, generally speaking, we're not expecting it to get to $0.10. I would say you're sort of in the somewhere in the $0.03 to $0.07 range of dilution in 2022, but I would say that's very preliminary as we work through all the different details of the Kindred business as well as our own business for 2022. ... Tiffany Kanaga Head - Investor Relations, Elanco Animal Health, Inc. A We'll take the next caller please. ... Operator: Your next question comes from Mike Ryskin with Bank of America. Your line is open. ... Michael Ryskin Analyst, BofA Securities, Inc. Q Hi. Thanks for taking the question guys and congrats on the deal. I want to go back to sort of the dermal landscape and how do you think about the various players on that market. As we sort of think through precedents in the animal health market, I think the first one that comes to mind is maybe the parasiticide market with sort of the next gen products there and how they took share from the older generation, [ph] is that (29:53) the evolution of NexGard, Bravecto, Simparica, Credelio each player taking some incremental share, but also expanding in the market. Is that an appropriate precedent? I'm just trying to think about you've got a large established market, dominant player with a few products and then your products coming in. Just to think about share gains [indiscernible] (30:15) in the market, if you could talk to any precedents or any thoughts on that? ... Jeffrey N. Simmons President, Chief Executive Officer & Director, Elanco Animal Health, Inc. A Yeah, Mike, I think you've highlighted it very well. So large market getting larger unmet needs, so just looking at number of dogs that are coming into this market that as dog owners start to understand there is a solution and we have better means to reach them, I think is important. Aaron can build on this. But as you look at any opportunity, it's looking at efficacy, safety profile, convenience to the pet owner and value and those are the big platforms that we see at any time in animal health as you mentioned.

Elanco Animal Health, Inc. (ELAN) Acquisition of Kindred Biosciences, Inc by Elanco Animal Health, Inc. Call Corrected Transcript 16-Jun-2021 1-877-FACTSET www.callstreet.com 12 Copyright © 2001-2021 FactSet CallStreet, LLC As we look at each one of those coming in with the first two products that we see coming and then the latter two, there's opportunity in each one of these areas as we're in this latter stage of development. And then we have proof I think by even if you look at whether it's Galliprant coming into a pain market or Credelio coming into the flea tick market. And even an advantage what we've already done in the retail market, differentiating in the marketplace on the frontlines with the veterinarian or even in the retail line with advantage being able to show this differentiation. So look at those four platforms, look at the market dynamics, we see, again, a robust market that's mostly all accretive to Elanco as we go into it with four platforms of opportunity and differentiation. ... Michael Ryskin Analyst, BofA Securities, Inc. Q Thanks. And then on the other components of the pipeline, the parvovirus and anti-TNF, [ph] I know you didn't (31:56) call those out as potential blockbusters, but could you talk us through sort of the opportunity there, how you think about the markets? And is that just more of a factor that they're still earlier development or the markets, we have less information about the market and the opportunity... ... Aaron L. Schacht EVP-Innovation, Regulatory & Business Development, Elanco Animal Health, Inc. A Yeah. ... Michael Ryskin Analyst, BofA Securities, Inc. Q ....I'm always sort of curious how you frame future opportunity for some of these [ph] nascent (32:17) products? ... Aaron L. Schacht EVP-Innovation, Regulatory & Business Development, Elanco Animal Health, Inc. A Yeah. Thanks, Michael. Well, it's important to point out that the parvovirus monoclonal is the most advanced of the products that Kindred has in its pipeline. I think we see this as an important area to address a very significant need. It's very early and hard to tell exactly how that will play out natural practice. And so in many ways, I think Kindred has been conservative and will follow that conservatism. We know this is an important tool for veterinarians, a last resort so to speak and we want to support their use of it, but it's really hard to anticipate how the practice change will confer to market dynamics specifically in that one. Relative to the anti-TNF, that is very early, and I think there's not a perfect, let's say, translation from how that target in human disease translates to the target application in dog disease. So I think we're just being good scientists to not over speculate about exactly how that will play out, running the right pilot experiments, generating the right data and then building a case for how we think about market entry based on that. ... Tiffany Kanaga Head - Investor Relations, Elanco Animal Health, Inc. A We'll take the... ... Michael Ryskin Analyst, BofA Securities, Inc. Q Thank you. ...

Elanco Animal Health, Inc. (ELAN) Acquisition of Kindred Biosciences, Inc by Elanco Animal Health, Inc. Call Corrected Transcript 16-Jun-2021 1-877-FACTSET www.callstreet.com 13 Copyright © 2001-2021 FactSet CallStreet, LLC Tiffany Kanaga Head - Investor Relations, Elanco Animal Health, Inc. A ....next caller please. ... Operator: Your next question comes from Chris Schott with JPMorgan. Your line is open. ... Chris Schott Analyst, JPMorgan Securities LLC Q Great. Thanks so much. Just two for me. I guess first on the IL-4, can you just talk about how much development risk you see with these assets as a newer mechanism in the animal spaces, is this fairly derisk in your view or is there kind of a higher risk, higher return type of opportunity? And then my second question was just on, I think about this first round of dermatology launches. Do you see more opportunity with the JAK inhibitor whereas you're going after a bigger market, but one where the competitors may be more entrenched versus IL-31 where it's maybe a smaller market today, but less penetrated markets and then maybe more opportunity to expand the opportunity? So can you elaborate maybe on those first two? Thanks so much. ... Aaron L. Schacht EVP-Innovation, Regulatory & Business Development, Elanco Animal Health, Inc. A Thanks, Chris. So on the IL-4, that's a much earlier program in development and it's also a target that hasn't yet been validated in animal medicine. So for those two reasons, it's not going to be seen as advanced as the others. And therefore, we've got a lot of work to do to demonstrate beyond the pilot efficacy data exactly how that plays out and exactly how the molecule gets developed. So see that as a relatively earlier stage. But an important opportunity, of course, we know that target in human medicine has proved to be quite prolific and important. And we'll look for opportunities beyond just even atopic dermatitis where that might apply for other autoimmune or allergic disorders, but early days relative to some of those opportunities. I think Jeff maybe you want to speak about the question on entry into the market and what you expect the dynamics to do. ... Jeffrey N. Simmons President, Chief Executive Officer & Director, Elanco Animal Health, Inc. A Yeah. So I think on both sides of this, as you look at this. First of all, all the dynamics I just shared relative to the market size to the globalization, to the growth of this, I think is we can learn from the last. There's no question, there's some dynamics between the JAK market and the monoclonal antibody market. And I think that will continue to come over time as veterinarians are looking at the wellness programs, quarterly treatments, multi- month treatments, a longer duration. So we do believe that bodes well for the monoclonal antibodies, but we'll study that and again we want to have the most robust dermatology portfolio if possible going into this next era. I think that's important. I also want to say that it's going to be met with competitive pressures that will come, not knowing what all the other pipelines are. So there will be a balance here. But we believe we will be well positioned in a much greater way, given this transaction. But it will be a competitive market as we see going into the next era. ... Tiffany Kanaga Head - Investor Relations, Elanco Animal Health, Inc. A Next caller please. ...

Elanco Animal Health, Inc. (ELAN) Acquisition of Kindred Biosciences, Inc by Elanco Animal Health, Inc. Call Corrected Transcript 16-Jun-2021 1-877-FACTSET www.callstreet.com 14 Copyright © 2001-2021 FactSet CallStreet, LLC Operator: Your next question comes from Umer Raffat with Evercore ISI. Your line is open, you may ask your question. ... Umer Raffat Analyst, Evercore ISI Q Hi guys. Thanks for taking my questions. I have a few quick ones if I may. One, what's the competitive landscape on IL-31 beyond Zoetis. And I'm asking because I would have thought the IL-31 opportunities more than just $100 million, judging by Zoetis numbers. But I'd be curious. Second, you had mentioned previously that you have an antibody or two for atopic derm. I'm curious what those targets are and are they still moving forward, because I'm just trying to lay that into context with your interest in IL- 31 and IL-4 receptor. And Aaron, can you perhaps speak to the specific mutations on the Fc domain which are driving this canine specific half-life extension and whether that limits the these antibody constructs into possible use in cats [ph] selling (37:00)? Thank you very much. ... Aaron L. Schacht EVP-Innovation, Regulatory & Business Development, Elanco Animal Health, Inc. A Yeah. Thanks, Umer. Those are three really good questions. Relative to the competitive landscape in IL-31, as you know our industry does not publish information on pipelines typically unless you're a smaller company where it's material obviously, we know Kindred has won because they were, in essence, it was material for them to disclose. What we see is a range of patent activity over time attributed to industry players, what we also see is smaller players focused on technology, antibody engineering type platforms, venture funded players emerging with IL-31 as an important target in what they represent to the industry as partnering opportunities. Beyond that it's hard to speculate about who might have what other than how I just described that. You asked the question about targets in our pipeline. There are a number of interesting tractable biological targets for monoclonal antibody therapy. I would simply say that with the Kindred acquisition, Elanco has a broad range of opportunities across these targets and we think having multiple shots on goal is a really good strategy. Can you repeat your third question? ... Umer Raffat Analyst, Evercore ISI Q I was just trying to understand the half-life extension technology... ... Aaron L. Schacht EVP-Innovation, Regulatory & Business Development, Elanco Animal Health, Inc. A Sure. ... Umer Raffat Analyst, Evercore ISI Q ....what mutations and could you not use this in cats anymore if you've done these canine specific mutations? ... Aaron L. Schacht EVP-Innovation, Regulatory & Business Development, Elanco Animal Health, Inc. A

Elanco Animal Health, Inc. (ELAN) Acquisition of Kindred Biosciences, Inc by Elanco Animal Health, Inc. Call Corrected Transcript 16-Jun-2021 1-877-FACTSET www.callstreet.com 15 Copyright © 2001-2021 FactSet CallStreet, LLC Yeah. So I think what I would say about the half-life mutation, there's patents filing and pending, so we're going to be sort of discreet about that disclosing details, specific details you're asking for, except to say that we think that the approach is repeatable and applicable across antibody constructs that would be relevant in dogs or cats. ... Todd S. Young Executive Vice President & Chief Financial Officer, Elanco Animal Health, Inc. A And then, Umer, just to address your $100 million question. As a reminder, the $500 million to $600 million in revenue that we called out from innovation at Investor Day in December, plus this $100 million are probabilized. So we factored in peak sales, sales during these years based on getting these over the finish line. So we've got I think 45 targets with an expectation and we have 25 products getting to the finish line and driving revenue during this period. So again, we don't – we're not limiting the size of this opportunity to the $100 million there, but rather it's a probabilized number based off a number of different factors. ... Aaron L. Schacht EVP-Innovation, Regulatory & Business Development, Elanco Animal Health, Inc. A Staying in the timeframe of 2025, again we see a higher ceiling as we go longer out longer-term. So just trying to stay very disciplined within the same timeframe we talked about at the investor conference. ... Tiffany Kanaga Head - Investor Relations, Elanco Animal Health, Inc. A We'll move to the next caller please. ... Operator: Your next question comes from the Balaji Prasad with Barclays. Your line is open. ... Balaji Prasad Analyst, Barclays Capital, Inc. Q Hi. Good morning and thanks for the questions. Jeff, Richard and team congratulations. Couple of questions for you Jeff and one for Richard. So it's been more than a year since Kindred involved in a strategically ramp and focused and advanced a few pipelines and setback a few. So I just want to focus on also that part of the pipeline KIND-014 and KIND-015. And do you see [ph] yourself regulating (40:10) some of these pipeline programs which were setback? And second, Jeff, can you walk us through your thoughts on the new product contribution. You have raised it by around $100 million by 2025 both on the higher end and the lower end of range considering the full potential blockbusters. How conservative was this? Lastly for Richard, thoughts on you staying on in any capacity with this to oversee the business that you have created now for the past seven, eight years Thanks. ... Aaron L. Schacht EVP-Innovation, Regulatory & Business Development, Elanco Animal Health, Inc. A Thanks, Balaji. Hey, this is Aaron Schacht. Richard did not join us on the call. But I'll do my best to at least address the first question to him. The third one to him I don't think will address. But the first question you asked to him is what about previous projects in Kindred's pipeline that maybe you have experienced a setback or deep prioritization event. What does that mean for their potential future? Look, I think we've got enough experience in R&D that we've seen projects sort of hit that dataset that maybe need some additional work to understand it, maybe some redevelopment work early on. I would say that anything that Kindred has progressed that still remains promising from a concept has the opportunity to get attention

Elanco Animal Health, Inc. (ELAN) Acquisition of Kindred Biosciences, Inc by Elanco Animal Health, Inc. Call Corrected Transcript 16-Jun-2021 1-877-FACTSET www.callstreet.com 16 Copyright © 2001-2021 FactSet CallStreet, LLC further in the future when the right resources and the right capacities exist to focus on them. But, Kindred has done I think a fine job of narrowing their focus to the most promising opportunities and that's entirely consistent with how we think about managing a pipeline at Elanco. ... Todd S. Young Executive Vice President & Chief Financial Officer, Elanco Animal Health, Inc. A And then, Balaji, with respect to conservatism or lack of conservatism in the number, we've tried to give our best view of our R&D pipeline and the probabilized success and what those products would do relative to launch timelines and this is why we've increased it by this $100 million given all these great new products that we're putting into our pipeline for development. Jeff mentioned on the last question, we do think there is a lot of upside here when we get this over to the finish line, but during this time period, we're putting in this $100 million of probabilized revenue. ... Tiffany Kanaga Head - Investor Relations, Elanco Animal Health, Inc. A We'll move to the next caller. Thanks. ... Operator: Your next question comes from David Westenberg. Your line is open. ... David Westenberg Analyst, Guggenheim Securities LLC Q Hi. Thank you for taking the question and congrats on the acquisition. So for my first question, can you talk about timing? I mean and why make the acquisition versus just maybe strategic partnerships? I mean, Kindred has been for at least the last year really looking to partner almost all of its assets as they got rid of its sales force. So is there anything maybe in the pipeline or anything that you came up that you have said, you know what, this is really exciting, we got to just buy the whole company rather than partner. And in a related question, was this competitive process? Is there a go-shop period, breakup fee? Can you stop anyone else from going over the top here? Thank you. ... Jeffrey N. Simmons President, Chief Executive Officer & Director, Elanco Animal Health, Inc. A Thanks David. We were approached by KindredBio on this in a process and we can't articulate in the media the details at this point in time relative to deal construct. But again, a long history, I would highlight what Aaron highlighted with Richard and his team, we admire what they do. They were the first ever pets monoclonal antibody biologics company that focused on pet therapy and they've done a great job in building a robust pipeline. We look at it holistically. We look at all the products and looked at the total value combined with, of course, our parvovirus relationship we already had. ... Tiffany Kanaga Head - Investor Relations, Elanco Animal Health, Inc. A We'll take the next call. ... Operator: Your next question comes from [ph] Navann Ty with Citi (43:55). Your line is open. ...

Elanco Animal Health, Inc. (ELAN) Acquisition of Kindred Biosciences, Inc by Elanco Animal Health, Inc. Call Corrected Transcript 16-Jun-2021 1-877-FACTSET www.callstreet.com 17 Copyright © 2001-2021 FactSet CallStreet, LLC Q Hi. Good morning. Thanks for taking my question. If you could just comment on your acquisition and business development strategy going forward? And just a quick question about the funding, whether it will be entirely debt funded and what kind of debt instrument? Thank you. ... Jeffrey N. Simmons President, Chief Executive Officer & Director, Elanco Animal Health, Inc. A I'll start and maybe toss to Todd. Our focus is to execute on our core plans that we highlighted in December to deliver against our algorithm and our IPP strategy. Very clear focus there. And that's where our focus always has been with, of course, debt pay down and delevering is something that's very important and I'll let Todd speak to that. And we've always said that we will continue to augment Aaron's pipeline as innovation is a key driver to our growth in that algorithm and [ph] be (44:49) and look always at external opportunities when it comes to the innovation side. But again, the priority is execute on our internal plans and delevering and they will continue to be. ... Todd S. Young Executive Vice President & Chief Financial Officer, Elanco Animal Health, Inc. A And [ph] Navann (45:02), with respect to the funding, we're planning to do likely Term Loan B like we did with [ph] their (45:09) financing or a Term Loan A from our banking partners. We're looking at low cost of funding on this as well as the ability to prepay the debt as we continue to generate robust cash flow over the next couple of years. ... Tiffany Kanaga Head - Investor Relations, Elanco Animal Health, Inc. A We'll move to the next caller. ... Operator: Your next question comes from John Kreger with William Blair. Your line is open. ... John Kreger Analyst, William Blair & Co. LLC Q Hey guys. Thanks and good morning. Can you talk about the manufacturing assets that you might be getting with Kindred and with the Plan B to leave that alone or make any changes? ... Todd S. Young Executive Vice President & Chief Financial Officer, Elanco Animal Health, Inc. A Sure, John. We're digging in on the manufacturing side. We're certainly pleased with their ability to do the monoclonal antibodies at the plant in Kansas as well as the interest in the Burlingame facility. Like we always do on deals, we evaluate the full manufacturing footprint and figure out what's the best way for us to move that going forward and that's where we are at this point is continuing to evaluate that. ... John Kreger Analyst, William Blair & Co. LLC Q Great. Thanks. And then Aaron, maybe just give us a little bit more on the IP profile of the products that you've highlighted. How long will this have patent protection? ...

Elanco Animal Health, Inc. (ELAN) Acquisition of Kindred Biosciences, Inc by Elanco Animal Health, Inc. Call Corrected Transcript 16-Jun-2021 1-877-FACTSET www.callstreet.com 18 Copyright © 2001-2021 FactSet CallStreet, LLC Aaron L. Schacht EVP-Innovation, Regulatory & Business Development, Elanco Animal Health, Inc. A Yeah. As you can imagine that was an important diligence item for us. I think these are well handled IP situations around all of these molecules and they have patent protection in most cases beyond the next decade. ... John Kreger Analyst, William Blair & Co. LLC Q Great. Thank you. ... Tiffany Kanaga Head - Investor Relations, Elanco Animal Health, Inc. A We'll take the next question. ... Operator: Your next question comes from Navin Jacob with UBS. Your line is open. ... Navin Jacob Analyst, UBS Securities LLC Q Hi. Thanks so much for taking my questions. Congrats on the deal. A couple if I may. Just on the IBD market for dogs, I'm not as familiar with that. So just to appreciate some color there specifically how is that diagnosed in dogs. And then secondly, are there any TNFs currently approved in dogs with the current treatment algorithm there? And then just a question on pricing, do you anticipate you'll be able to take a price premium if the long- acting in IL-4 come to the market premium relative to the existing products of the market? And then finally on pricing as well, do you see – how much room do you see for price increases over the next five to seven years in the pet market? Is it low-single-digits on an annual basis, high-single-digits, any kind of color would be much appreciated? ... Aaron L. Schacht EVP-Innovation, Regulatory & Business Development, Elanco Animal Health, Inc. A Great. Navin, thanks. I'll talk a little bit about TNF-alpha and IBD. First of all relative to disease condition, there's not a really good, I would say, go to treatment in that space. There's a range of interventions that veterinarians pursue to try to disrupt what they see as a symptom pattern typically. And so as such, it's not a well-defined disease because there's not well-defined treatments in that sense. And there are also different forms of GI upset that may or may not be classified as IBD and may or may not relate to the underlying pathobiology. So a lot to learn there, it's not nearly as mature as it is on the human side. So there are no anti-TNF antibody products approved for treatment in dogs and so this would be a pioneering product. But it's also an interesting mechanism that may have other applications as well. And one of the opportunities or challenges depending on which way you look at it for a molecule like this is really that development program that best exemplifies what the merits of the molecule will be and that's something that is ahead of us. So I think that covers that. I'll let Jeff talk about on pricing. ... Jeffrey N. Simmons President, Chief Executive Officer & Director, Elanco Animal Health, Inc. A And I'll begin on pricing. We will take as always a value-based approach in the market will continue to grow and evolve between now and the time we launched these products. No question what drives value is the level of

Elanco Animal Health, Inc. (ELAN) Acquisition of Kindred Biosciences, Inc by Elanco Animal Health, Inc. Call Corrected Transcript 16-Jun-2021 1-877-FACTSET www.callstreet.com 19 Copyright © 2001-2021 FactSet CallStreet, LLC differentiation and the level of convenience and minimizing any side effects. I mean that's how it typically goes. And I think today's transaction is a good day for veterinarians and pet owners. More options, more prevalence, more awareness that we'll create in the marketplace, creating more convenience and better solutions for pet owners globally. And so, I think veterinarians will be able to add another level of value with what we can bring to the marketplace. As you look at the long-term question on pricing especially in pets, we haven't differentiated between pets and farm animal, but you typically are getting more price increases with definitely new products, blockbusters and pets and that's what this deal is about. But we're seeing still that 2% price so far as we go out into some of our projections going forward. ... Tiffany Kanaga Head - Investor Relations, Elanco Animal Health, Inc. A We'll take the final question. ... Operator: And your last question comes from Elliot Wilbur with Raymond James. Your line is open. ... Elliot Wilbur Analyst, Raymond James & Associates, Inc. Q Thanks. Good morning. Just want to ask a question around revenue expectations for the acquired assets. You provided a lot of detail with respect to how they would impact your 2025 numbers. But that's relatively early in the launch trajectory of the portfolio. So I'm wondering if you could provide any commentary in terms of how the acquired mAbs impact, your prior expectations for peak sales from these products versus your internal assets. And then as a follow up to that for – I guess around the allocation of purchase price and some of the initial work being done there, just curious how important the IL-31 tirnovetmab is in terms of the overall allocation of purchase price based on some of the preliminary work there. Thanks. ... Todd S. Young Executive Vice President & Chief Financial Officer, Elanco Animal Health, Inc. A Sure, Elliot. Thanks for the question. As we think about revenue, we're calling out that we believe all three of these key atopic dermatitis products can be blockbusters. And so, that's in excess of $100 million which means a significant move across growth in the animal health portfolio for us. We have atopic which is a great product and atopic dermatitis, but is not the one that gets as used as heavily as the JAK in the monoclonal competition. So we're excited on these. And again, I think all three are blockbuster potential over time. With respect to the purchase price, certainly the IL-31 short-acting is the nearest one to market and we're doing probabilized expectations, that's what drives a lot of the NPV and IRR of the deal. That being said, there's lots of ways for this to be a very good deal financially for us as we work through the portfolio. So, again overall excited to get these in our portfolio and then get them to the market for pet owners, so. ... Jeffrey N. Simmons President, Chief Executive Officer & Director, Elanco Animal Health, Inc. And I'd like to close today by thanking for joining us on short notice. I want to emphasize that this is consistent with our Investor Day conference, consistent with our expanding and strengthening our IPP strategy, building a global fit-for-purpose independent animal health company. Today is a good day for pet owners and veterinarians

Elanco Animal Health, Inc. (ELAN) Acquisition of Kindred Biosciences, Inc by Elanco Animal Health, Inc. Call Corrected Transcript 16-Jun-2021 1-877-FACTSET www.callstreet.com 20 Copyright © 2001-2021 FactSet CallStreet, LLC around the world and the number one reason they go to a vet clinic atopic dermatitis and for Elanco it's more pets, more blockbuster potential, more innovation with differentiated assets. And again, I want to reach out also and thank the Kindred team for collaborating with them as they go forward, Richard and his leadership and our admiration for all of them. Thank you everybody. ... Operator: Thank you. And that includes today's conference. Thank you all for joining. You may now disconnect. Disclaimer The information herein is based on sources we believe to be reliable but is not guaranteed by us and does not purport to be a complete or error-free statement or summary of the available data. As such, we do not warrant, endorse or guarantee the completeness, accuracy, integrity, or timeliness of the information. You must evaluate, and bear all risks associated with, the use of any information provided hereunder, including any reliance on the accuracy, completeness, safety or usefulness of such information. This information is not intended to be used as the primary basis of investment decisions. It should not be construed as advice designed to meet the particular investment needs of any investor. This report is published solely for information purposes, and is not to be construed as financial or other advice or as an offer to sell or the solicitation of an offer to buy any security in any state where such an offer or solicitation would be illegal. Any information expressed herein on this date is subject to change without notice. Any opinions or assertions contained in this information do not represent the opinions or beliefs of FactSet CallStreet, LLC. FactSet CallStreet, LLC, or one or more of its employees, including the writer of this report, may have a position in any of the securities discussed herein. THE INFORMATION PROVIDED TO YOU HEREUNDER IS PROVIDED "AS IS," AND TO THE MAXIMUM EXTENT PERMITTED BY APPLICABLE LAW, FactSet CallStreet, LLC AND ITS LICENSORS, BUSINESS ASSOCIATES AND SUPPLIERS DISCLAIM ALL WARRANTIES WITH RESPECT TO THE SAME, EXPRESS, IMPLIED AND STATUTORY, INCLUDING WITHOUT LIMITATION ANY IMPLIED WARRANTIES OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, ACCURACY, COMPLETENESS, AND NON-INFRINGEMENT. TO THE MAXIMUM EXTENT PERMITTED BY APPLICABLE LAW, NEITHER FACTSET CALLSTREET, LLC NOR ITS OFFICERS, MEMBERS, DIRECTORS, PARTNERS, AFFILIATES, BUSINESS ASSOCIATES, LICENSORS OR SUPPLIERS WILL BE LIABLE FOR ANY INDIRECT, INCIDENTAL, SPECIAL, CONSEQUENTIAL OR PUNITIVE DAMAGES, INCLUDING WITHOUT LIMITATION DAMAGES FOR LOST PROFITS OR REVENUES, GOODWILL, WORK STOPPAGE, SECURITY BREACHES, VIRUSES, COMPUTER FAILURE OR MALFUNCTION, USE, DATA OR OTHER INTANGIBLE LOSSES OR COMMERCIAL DAMAGES, EVEN IF ANY OF SUCH PARTIES IS ADVISED OF THE POSSIBILITY OF SUCH LOSSES, ARISING UNDER OR IN CONNECTION WITH THE INFORMATION PROVIDED HEREIN OR ANY OTHER SUBJECT MATTER HEREOF. The contents and appearance of this report are Copyrighted FactSet CallStreet, LLC 2021 CallStreet and FactSet CallStreet, LLC are trademarks and service marks of FactSet CallStreet, LLC. All other trademarks mentioned are trademarks of their respective companies. All rights reserved.